EXHIBIT 10.40

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

March 4, 2005

Kevin Cox

Vice President, Biotechnology

Avecia Limited

Hexagon House, Blackley

Manchester M9 8ZS

England

Re:	Agreement between Corgentech Inc. and Avecia Limited, Dated December 27, 2004

Dear Kevin:

This letter will modify the programme of work (the “Programme”) to be carried our under Schedule 1, Part B, of the Agreement dated December 27, 2004 (the “Agreement”) between Corgentech Inc. (“Corgentech”) and Avecia Limited (“Avecia”). Except as expressly set forth in this letter, all other terms of the Agreement shall remain unmodified and in full force and effect.

Under the Programme, Avecia shall perform the work set forth below.

1.	[ * ] Technical assistance

Perform activities to support CGT regulatory filling, support rapid resumption of [ * ] and duplex production, prepare the facility for a FDA Pre Approval Inspection (PAI) and commercial production as outlined on the attached Schedule 1

2.	[ * ] Technical assistance

Perform activities to support CGT knowledge of the [ * ] as outlined in the attached Schedule 1.

3.	General Assistance

Provide summary cost monthly breakdowns between [ * ] manufacturing, [ * ] technical assistance and [ * ] technical assistance allocated by Manufacturing, [ * ].

Notwithstanding anything to the contrary in Paragraphs 7 and 8 of the Programme, the only amount Corgentech shall pay to Avecia under the Programme for raw materials or Milestones, beyond amounts already paid to Avecia as of the date of this letter, shall be [ * ] as described in the attached letter from Avecia to CGT dated January 5, 2005.

Corgentech Inc.

By:	/s/ Jack X. Regan
Jack X. Regan
Vice President, Manufacturing

Accepted and agreed,

Avecia Limited

By:	/s/ Kevin Cox
Name:	Kevin Cox
Title:	Vice President, Biotechnology

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

January 5, 2005

Jerry Wroblewski

Senior Director, Manufacturing

Corgentech

650 Gateway Blvd.

South San Francisco, CA 94080

Re:	Raw Material Requirements for NFkB Q1 runs

Dear Jerry:

Thanks for your call on Monday as a follow up on the information you were still waiting on us for the [ * ]. As requested, here is the information you needed as a more complete breakdown of the raw material requirement for the [ * ].

On the original schedule, when we were planning for [ * ] in [ * ], we agreed a [ * ] payment to cover raw material purchase. Those material have been ordered. Many of them can be used in [ * ] manufacture and we have [ * ] them in order to minimise the material costs for the [ * ].

In addition, part of the [ * ] payment has been used to [ * ] (as agreed in e.mail exchanges between [ * ].

The detailed raw material costs are embedded below. In summary the headline figures are:

[ * ]

These costs only encompass the [ * ] has [ * ] the raw materials – ie they do [ * ] the Avecia [ * ] required to [ * ]. This approach is most appropriate under these circumstances because the [ * ] are being [ * ].

With this approach Corgentech will remain the named owner of the [ * ] which was purchased under the [ * ].

If you require any further information or explanation please do not hesitate to ask.

Assuming everything has been explained to your satisfaction it is our intention to proceed with raising an invoice for [ * ] in the next few days.

Thanks so much.

Sincerely-

/s/ Shelly Adams
Shelly Adams
Director North American Sales

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ]